May 2, 2012

Supplement

SUPPLEMENT DATED MAY 2, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2012

The Board of Trustees (the "Board") of Morgan Stanley Mid Cap Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series Mid Cap Growth Portfolio ("Mid Cap Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Mid Cap Growth and shareholders of the Fund would become shareholders of Mid Cap Growth, receiving shares of Mid Cap Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of Mid Cap Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Mid Cap Growth is expected to be distributed to shareholders of the Fund during the third quarter of 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT 5/12